                               SUBJECT TO REVISION
                    SERIES TERM SHEET DATED DECEMBER 3, 2002

                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2002-5
                $1,000,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $52,632,000 FLOATING RATE CLASS B CERTIFICATES

                                  DISCOVER BANK
                      MASTER SERVICER, SERVICER AND SELLER

     THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST I. THE CERTIFICATES ARE NOT OBLIGATIONS OF DISCOVER BANK OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

     WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. DISCOVER BANK MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. DISCOVER BANK WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR DISCOVER BANK AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND DISCOVER BANK.

MORGAN STANLEY
         BANC OF AMERICA SECURITIES LLC
                    DEUTSCHE BANK SECURITIES
                                  BANC ONE CAPITAL MARKETS, INC.
                                                BARCLAYS CAPITAL
                                                             RBC CAPITAL MARKETS

     THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

     This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2002-5 Supplement to the Pooling and Servicing Agreement.


TITLE OF SECURITIES.................... Discover Card Master Trust I, Series
                                        2002-5 Floating Rate Class A Credit Card
                                        Pass-Through Certificates and Discover
                                        Card Master Trust I, Series 2002-5
                                        Floating Rate Class B Credit Card
                                        Pass-Through Certificates.

INTEREST RATE ......................... Class A Certificates: LIBOR plus ___%
                                        per year.

                                        Class B Certificates: LIBOR plus ___%
                                        per year.

                                        The trustee will calculate interest on
                                        the certificates on the basis of the
                                        actual number of days elapsed and a
                                        360-day year.

                                        "LIBOR" will mean the London interbank
                                        offered rate for one-month United States dollar deposits, determined two business days before the start of each interest accrual period.

INTEREST PAYMENT DATES................. The 15th day of each month, or the next business day, beginning in January 2003.

EXPECTED MATURITY DATES................ Class A Certificates: November 15, 2004,
                                        or the next business day. If an
                                        Amortization Event occurs, the trust
                                        will pay principal monthly and the final principal payment may be made before or after November 15, 2004.

                                        Class B Certificates: December 15, 2004, or the next business day. If an Amortization Event occurs, the trust will pay principal monthly and the final payment of principal may be made either before or after December 15, 2004. The trust must generally pay all Class A principal before it pays any Class B principal.

                                        An "Amortization Event" is an event that will cause the trust to begin repaying principal on a monthly basis.

SERIES TERMINATION DATE ............... The first business day following May 15,
                                        2007, or if May 15, 2007 is not a
                                        business day, the second business day
                                        following May 15, 2007. The Series
                                        Termination Date is the last day on
                                        which the trust will pay principal on
                                        the certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)........... The Class B Certificates are
                                        subordinated to the Class A
                                        Certificates, up to a specified dollar
                                        amount, known as the "Available
                                        Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT.......... Initially $131,579,000, which may be reduced, reinstated or increased from
                                        time to time. The Available Subordinated
                                        Amount will increase by:

                                        - $5,263,160 after a Supplemental Credit
                                          Enhancement Event, if Discover Bank
                                          has not made an Effective Alternative
                                          Credit Support Election;

                                        - $47,368,440 after an Effective
                                          Alternative Credit Support Election,
                                          if a Supplemental Credit Enhancement
                                          Event has occurred; or

                                        - $52,631,600 after an Effective
                                          Alternative Credit Support Election,
                                          if a Supplemental Credit Enhancement
                                          Event has not occurred.

                                        A "Supplemental Credit Enhancement
                                        Event" will occur the first time
                                        Standard & Poor's Ratings Services
                                        withdraws the long-term debt or deposit
                                        rating of Discover Bank, or an
                                        additional seller, if any, or reduces
                                        this rating below BBB-.

                                        "Effective Alternative Credit Support
                                        Election" will mean an effective
                                        election made by Discover Bank to change the way in which the trust allocates finance charge collections to this Series. To make this election, Discover Bank must deposit additional funds into the cash collateral account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)........... Discover Bank will arrange to have a cash collateral account established and
                                        funded with $78,947,400 for the direct
                                        benefit of the Class B investors, the
                                        "Credit Enhancement Account," on the
                                        date the certificates are issued. The
                                        trustee may withdraw funds from this
                                        account to reimburse the Class B
                                        investors for amounts that would
                                        otherwise reduce their interest in the
                                        trust or affect their interest payments.

                                        The amount on deposit in this account
                                        may decrease or increase on future
                                        Distribution Dates. A "Distribution
                                        Date" is the 15th calendar day of each
                                        month, or the next business day,
                                        beginning in January 2003.

                                        The maximum amount of Credit Enhancement as of any Distribution Date will be:

                                        Before a Supplemental Credit Enhancement
                                        Event or an Effective Alternative Credit
                                        Support Election

                                        - 7.5% of the Series Investor Interest
                                          as of the end of the preceding month,
                                          but not less than $10,526,320; or

                                        After a Supplemental Credit Enhancement
                                        Event but before an Effective
                                        Alternative Credit Support Election

                                        - 8.0% of the Series Investor Interest
                                          as of the end of the preceding month,
                                          but not less than $10,526,320; or

                                        After an Effective Alternative Credit
                                        Support Election

                                        - 12.5% of the Series Investor Interest
                                          as of the end of the preceding month,
                                          but not less than $10,526,320.

                                        However, if an Amortization Event has
                                        occurred, the maximum amount of Credit
                                        Enhancement will be the amount on
                                        deposit in the Credit Enhancement
                                        Account on the Distribution Date
                                        immediately before the Amortization
                                        Event occurred.

                                        "Series Investor Interest" will mean
                                        $1,052,632,000 minus

                                        - the amount of principal collections on
                                          deposit for the benefit of investors
                                          in this Series, after giving effect to
                                          losses of principal on investments of
                                          these funds,

                                        - the aggregate amount of principal
                                          previously paid to investors in this
                                          Series, and

                                        - the aggregate amount of investor
                                          losses resulting from accounts in
                                          which the receivables have been
                                          charged-off as uncollectible, after
                                          giving effect to all provisions in the
                                          Series Supplement to reimburse these
                                          charged-off amounts.

THE RECEIVABLES........................ The receivables in the Accounts included in the trust as of November 1, 2002
                                        totaled $34,486,393,280.10.

GROUP EXCESS SPREAD.................... The certificates initially will be included in the "Group One" group of
                                        series. The three-month rolling average
                                        Group Excess Spread Percentage, as
                                        defined below, was 5.70% for the
                                        Distribution Date in November 2002.

                                        "Group Excess Spread Percentage" for any
                                        Distribution Date is a percentage
                                        calculated by multiplying:

                                        - twelve, by

                                        - an amount for all series in Group One
                                          equal to

                                          - the total amount of finance charge
                                            collections, investment income and
                                            other similar collections allocable
                                            to each series for the prior
                                            calendar month, minus

                                          - the total amount of interest and
                                            certain fees payable for each series
                                            and the amount of receivables
                                            allocable to each series that have
                                            been charged off as uncollectible
                                            for the prior calendar month;

                                        and then dividing the product by an
                                        amount equal to the sum of all investor
                                        interests for each series in Group One,
                                        in each case for the Distribution Date.

RATING OF THE INVESTOR CERTIFICATES.... The trust will only issue the certificates if Standard & Poor's has
                                        rated the Class A Certificates "AAA" and the Class B Certificates at least "A" and Moody's Investors Service, Inc. has rated the Class A Certificates "Aaa" and has rated the Class B Certificates at least "A2."

ERISA CONSIDERATIONS................... Discover Bank believes that employee benefit plans subject to ERISA may
                                        acquire Class A Certificates; however,
                                        advisers to these plans should consult
                                        their own counsel. Employee benefit
                                        plans subject to ERISA may not acquire
                                        the Class B Certificates.

LISTING................................ Discover Bank expects to list the certificates on the Luxembourg Stock
                                        Exchange to facilitate trading in non-
                                        U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

     We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

     GEOGRAPHIC DISTRIBUTION. As of November 1, 2002, the following five states had the largest receivables balances:

                                          PERCENTAGE OF TOTAL
                                              RECEIVABLES
               STATE                    BALANCE IN THE ACCOUNTS
               -----                    -----------------------

               California ..............         10.6%
               Texas ...................          9.2%
               New York ................          7.1%
               Florida .................          6.0%
               Illinois ................          5.3%

     CREDIT LIMIT INFORMATION. As of November 1, 2002, the Accounts had the following credit limits:

                                               RECEIVABLES      PERCENTAGE OF
                                               OUTSTANDING    TOTAL RECEIVABLES
   CREDIT LIMIT                                  (000'S)         OUTSTANDING
   ------------                                  -------         -----------

   Less than or equal to $1,000.00 .....       $   294,525            0.9%
   $1,000.01 to $2,000.00 ..............       $ 1,240,352            3.6%
   $2,000.01 to $3,000.00 ..............       $ 1,535,015            4.4%
   Over $3,000.00 ......................       $31,416,501           91.1%
                                               -----------          -----
     Total .............................       $34,486,393          100.0%
                                               ===========          =====

     SEASONING. As of November 1, 2002, 94.0% of the Accounts were at least 24 months old. The ages of Accounts as of November 1, 2002 were distributed as follows:

                                                PERCENTAGE       PERCENTAGE
          AGE OF ACCOUNTS                      OF ACCOUNTS      OF BALANCES
          ---------------                      -----------      -----------

          Less than 12 Months ..........            0.9%            1.0%
          12 to 23 Months ..............            5.1%            5.3%
          24 to 35 Months ..............           11.1%           11.2%
          36 Months and Greater ........           82.9%           82.5%
                                                  -----           -----
                                                  100.0%          100.0%
                                                  =====           =====

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of November 1, 2002, the Accounts had the following delinquency statuses:

                                              AGGREGATE
                                               BALANCES          PERCENTAGE
          PAYMENT STATUS                       (000'S)          OF BALANCES
          --------------                       -------          -----------


          Current ......................     $30,224,202            87.6%
          1 to 29 Days .................     $ 2,080,586             6.0%
          30 to 59 Days ................     $   716,639             2.1%
          60 to 89 Days ................     $   509,529             1.5%
          90 to 119 Days ...............     $   385,355             1.1%
          120 to 149 Days ..............     $   307,513             0.9%
          150 to 179 Days ..............     $   262,569             0.8%
                                             -----------           -----
                                             $34,486,393           100.0%
                                             ===========           =====



                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

     GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of August 31, 2002, the following five states had the largest receivables balances:

                                        PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                              OF DISCOVER CARD PORTFOLIO
          STATE                                  AS OF AUGUST 31, 2002
          -----                                  ---------------------

          California ...................                 11.0%
          Texas ........................                  8.9%
          New York .....................                  7.3%
          Florida ......................                  6.0%
          Illinois .....................                  5.2%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of August 31, 2002.

     CREDIT LIMIT INFORMATION. As of August 31, 2002, the accounts in the Discover Card portfolio had the following credit limits:

                                                                 PERCENTAGE
                                              RECEIVABLES         OF TOTAL
                                              OUTSTANDING        RECEIVABLES
     CREDIT LIMIT                               (000'S)          OUTSTANDING
     ------------                               -------          -----------

     Less than or equal to $1,000.00 ...      $   473,252            1.0%
     $1,000.01 to $2,000.00 ............      $ 1,788,248            3.9%
     $2,000.01 to $3,000.00 ............      $ 2,301,453            5.0%
     Over $3,000.00 ....................      $41,635,642           90.1%
                                              -----------          -----
       Total ...........................      $46,198,595          100.0%
                                              ===========          =====

     SEASONING. As of August 31, 2002, 80.8% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of August 31, 2002 were distributed as follows:

                                                PERCENTAGE      PERCENTAGE
          AGE OF ACCOUNTS                      OF ACCOUNTS      OF BALANCES
          ---------------                      -----------      -----------

          Less than 12 Months ..........            7.6%            9.5%
          12 to 23 Months ..............           11.6%           11.8%
          24 to 35 Months ..............           13.9%           13.9%
          36 Months and Greater ........           66.9%           64.8%
                                                  -----           -----
                                                  100.0%          100.0%
                                                  =====           =====

     SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, overlimit fees and other miscellaneous fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                                   NINE MONTHS       TWELVE MONTHS ENDED NOVEMBER 30,
                                      ENDED        ------------------------------------
                                 AUGUST 31, 2002     2001          2000          1999
                                 ---------------     ----          ----          ----
   Aggregate Monthly Yields
       Excluding Recoveries           15.29%        15.95%        16.34%        17.48%
       Including Recoveries           15.92%        16.62%        16.97%        18.26%

     Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including, as of March 30, 2001, the proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of August 31, 2002, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                              AGGREGATE
                                               BALANCES         PERCENTAGE
     PAYMENT STATUS                            (000'S)          OF BALANCES
     --------------                            -------          -----------

     Current ...........................     $40,756,897            88.3%
     1 to 29 Days ......................     $ 2,747,923             5.9%
     30 to 59 Days .....................     $   899,354             1.9%
     60 to 89 Days .....................     $   624,927             1.4%
     90 to 119 Days ....................     $   480,955             1.0%
     120 to 149 Days ...................     $   370,995             0.8%
     150 to 179 Days ...................     $   317,544             0.7%
                                             -----------           -----
                                             $46,198,595           100.0%
                                             ===========           =====

     SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                  AVERAGE OF NINE MONTHS
                  ENDED AUGUST 31, 2002                    AVERAGE OF TWELVE MONTHS ENDED NOVEMBER 30,
                 -----------------------  -----------------------------------------------------------------------------
                                                     2001                      2000                      1999
                                                     ----                      ----                      ----
                 DELINQUENT                DELINQUENT                DELINQUENT                DELINQUENT
                   AMOUNT                   AMOUNT                     AMOUNT                    AMOUNT
                   (000'S)    PERCENTAGE    (000'S)     PERCENTAGE     (000'S)    PERCENTAGE     (000'S)    PERCENTAGE
                   -------    ----------    -------     ----------     -------    ----------     -------    ----------
30-59 Days ....  $  928,198      2.0%      $1,001,038      2.2%      $  831,836      2.0%      $  791,325      2.6%
60-89 Days ....  $  656,256      1.4%      $  687,141      1.5%      $  547,193      1.3%      $  471,838      1.5%
90-179 Days ...  $1,316,961      2.8%      $1,265,333      2.7%      $  930,066      2.3%      $  815,619      2.6%
                 ----------      ----      ----------      ----      ----------      ----      ----------      ----
   Total ......  $2,901,415      6.2%      $2,953,512      6.4%      $2,309,095      5.6%      $2,078,782      6.7%
                 ==========      ====      ==========      ====      ==========      ====      ==========      ====

     Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                                                           TWELVE MONTHS ENDED NOVEMBER 30,
                                                                 ---------------------------------------------------
                                                                    2001                2000                1999
                                                                    ----                ----                ----
                                         NINE MONTHS ENDED
                                           AUGUST 31, 2002                      (DOLLARS IN THOUSANDS)
                                           ---------------       ---------------------------------------------------
Average Receivables Outstanding .....        $46,286,368         $46,172,045         $41,064,509         $31,554,086
Gross Charge-Offs ...................        $ 2,427,118         $ 2,801,998         $ 2,059,933         $ 1,955,514
Net Charge-Offs .....................        $ 2,208,823         $ 2,494,330         $ 1,804,972         $ 1,710,570
Gross Charge-Offs as an Annualized
   Percentage of  Average Receivables
   Outstanding ......................           6.99%               6.07%               5.02%               6.20%
Net Charge-Offs as an Annualized
   Percentage of Average Receivables
   Outstanding ......................           6.36%               5.40%               4.40%               5.42%

     Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                     NINE MONTHS ENDED
                                      AUGUST 31, 2002     TWELVE MONTHS ENDED NOVEMBER 30,
                                      ---------------   ------------------------------------
                                                          2001          2000          1999
                                                          ----          ----          ----
Average Monthly Payment Rate ......        16.54%        15.98%        16.24%        16.73%
Highest Monthly Payment Rate ......        17.17%        16.96%        17.25%        17.83%
Lowest Monthly Payment Rate .......        15.35%        14.83%        14.75%        15.19%

-----------------------